Supplement to
Fidelity's Connecticut Municipal Funds
January 27, 2001
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Court Street Trust II has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan® Connecticut Municipal Money Market Fund and Fidelity® Connecticut Municipal Money Market Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Connecticut Municipal Money Market Fund solely in exchange for the number of shares of Fidelity Connecticut Municipal Money Market Fund equal in value to the relative net asset value of the outstanding shares of Spartan Connecticut Municipal Money Market Fund. Following such exchange, Spartan Connecticut Municipal Money Market Fund will distribute the Fidelity Connecticut Municipal Money Market Fund shares to its shareholders pro rata, in liquidation of Spartan Connecticut Municipal Money Market Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Spartan Connecticut Municipal Money Market Fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting of the Shareholders of Spartan Connecticut Municipal Money Market Fund (the "Meeting") will be held on March 13, 2002, and approval of the Agreement will be voted on at that time. In connection with the Meeting, a proxy statement describing the Reorganization and a Prospectus for Fidelity Connecticut Municipal Money Market Fund will be filed with the Securities and Exchange Commission and delivered to shareholders of record of Spartan Connecticut Municipal Money Market Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about March 25, 2002. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Spartan Connecticut Municipal Money Market Fund shareholders fail to approve the Agreement, Spartan Connecticut Municipal Money Market Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Connecticut Municipal Money Market Fund.

CTR/CTM-01-02 September 29, 2001
1.475744.107

Effective the close of business on January 14, 2002, new positions in Spartan Connecticut Municipal Money Market Fund may no longer be opened pending the Reorganization. Shareholders of the fund on that date may continue to add to their fund positions existing on that date.

The following information replaces the information for Spartan Connecticut Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 15.

Spartan Connecticut Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Connecticut personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Connecticut personal income taxes.

Supplement to the
Fidelity's New Jersey
Municipal Funds
January 27, 2001
Prospectus

The following information replaces the information for Spartan® New Jersey Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section beginning on page 15.

Spartan New Jersey Municipal Income Fund seeks a high level of current income exempt from federal income tax and the New Jersey Gross Income Tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax and the New Jersey Gross Income Tax.

NJN-01-01 September 29, 2001
1.475763.109

Supplement to the
Spartan® Florida Municipal Funds
January 27, 2001
Prospectus

The following information replaces the second and third bullets for Spartan Florida Municipal Income Fund under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 4.

  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Florida income taxes, if any.
  Normally investing primarily in municipal securities exempt from the Florida intangible tax.

The following information replaces the second paragraph for Spartan Florida Municipal Income Fund under the heading "Principal Investment Strategies" in the "Investment Details" section on page 9.

FMR normally invests at least 80% of the fund's assets in municipal securities exempt from federal and Florida income taxes, if any. FMR normally invests the fund's assets primarily in municipal securities exempt from the Florida intangible tax. Municipal securities exempt from the Florida intangible tax and whose interest is exempt from federal income tax include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The following information replaces the information for Spartan Florida Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 13.

Spartan Florida Municipal Income Fund seeks the highest level of current income exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Florida income taxes, if any.

SFC-01-01 September 29, 2001
1.479533.107